UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported)
                                 April 12, 2005

                         Continental Global Group, Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                    333-27665                31-1506889
           --------                    ---------                ----------
(State or other jurisdiction of      (Commission              (IRS Employer
 incorporation or organization)      File Number)           Identification No.)

                    Co-Registrants and Subsidiary Guarantors

 Continental Global Group, Inc.          Delaware                34-1603197

   Goodman Conveyor Company              Delaware                34-1603196

 Continental Global       Continental Conveyor &         Goodman Conveyor
    Group, Inc.             Equipment Company                Company
 438 Industrial Drive      438 Industrial Drive           Route 178 South
Winfield, Alabama 35594   Winfield, Alabama 35594   Belton, South Carolina 29627
   (205) 487-6492             (205) 487-6492              (864) 338-7793


   (Address of Registrant's and Co-Registrant's principal executive offices)
      Registrant's telephone number, including area code: (205) 487-6492

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 8, 2005, Robert W. Hale, the President and Chief Executive Officer of the Company delivered notice of resignation to the Board of Directors effective April 30, 2005. Continental Global Group's Board of Directors has appointed Wes McDonald, Vice Chairman of Continental Global Group as the interim President and Chief Executive Officer beginning May 1, 2005, until a successor candidate is identified.

Item 7.01         Regulation FD Disclosure.

On April 12, 2005, Continental Global Group, Inc. announced the resignation of Robert W. Hale from the offices of President and Chief Executive Officer of the Company effective April 30, 2005. Continental Global Group's Board of Directors has appointed Wes McDonald, Vice Chairman of Continental Global Group as the interim President and Chief Executive Officer beginning May 1, 2005, until a successor candidate is identified. Please see Exhibit attached.


    Exhibit No.      Exhibit

       99            Press Release dated April 12, 2003, from Continental
                     Global Group, Inc. announcing the President/CEO Resignation


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Continental Global Group, Inc.
                                  -----------------------------
                                  (Registrant)


Date:  April 12, 2005             /s/ J. L. Dickinson
                                  -----------------------------
                                  J. L. Dickinson
                                  Vice President and Chief Financial Officer

                                   Exhibit 99



                                  PRESS RELEASE

                                  FOR IMMEDIATE RELEASE



Continental Global Group's President/CEO Announces Resignation

Winfield, Alabama, April 12, 2005


         Continental Global Group, Inc. announced today that Mr. Robert W. Hale will resign his position as President and CEO of the Company effective April 30, 2005. Mr. Hale plans to establish a housing development venture to build numerous new home sites beginning with tracts of land currently owned by Mr. Hale.
         Mr. Hale commented, "I have enjoyed working with the Board of Directors, the Senior Management Team and the Company's employees."

         Continental Global Group's Board of Directors has appointed Wes McDonald, Vice Chairman of the Company. Wes McDonald will also serve as interim President and CEO beginning May 1, 2005, until a successor candidate is identified.

         Mr. McDonald served as Executive Vice President of Operations for Consolidated Coal from 1985 through 1999. Mr. McDonald retired in 1999 and has served on the Continental Global Board since August, 2000. Robert Tomsich, Chairman of Continental Global commented, "We appreciate Bob Hale's contribution to Continental's success and wish him well in his future endeavors. Wes McDonald is very familiar with Continental's global businesses and brings a wealth of management experience to his new role from his many years with Consolidated Coal."

         Continental Global Group, Inc. is a leading international company which designs, manufactures and distributes bulk materials handling conveyor systems and components and provides services to the mining industry from operations in Alabama, Kentucky, Georgia, South Carolina, Colorado, Australia, The U.K. and South Africa.